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                                                                    Exhibit 10.2

                      ADDENDUM TO MASTER LEASE AGREEMENT
                      ----------------------------------

     This Addendum to Master Lease Agreement dated March 3, 1997 by and between PNC Leasing Corp ("Lessor") and RMH Teleservices, Inc. ("Lessee") Lease No. 1008 (the "Master Lease") and to all Schedules thereto in effect as of the date hereof (collectively the "Schedules") is dated as of the 28 day of May, 1999.

     WHEREAS, Lessor and Lessee, having entered into the Master Lease and the Schedules, desire to amend them as provided for herein;

     WHEREAS, Lessor and Lessee desire to set forth these changes in writing as required by the Master Lease.

     NOW THEREFORE, intending to be legally bound hereby, Lessor and Lessee agree as follows:

     1. Master Lease. Section 21 of the Master Lease entitled "Incorporation of Covenants by Reference" is hereby modified and amended to provide that upon the termination any existing credit facility, loan or extension of credit between PNC Bank and Lessee, only the financial covenants of the various covenants relating to any such credit facility, loan or extension of credit as set forth in any of the Loan Documents relating thereto shall survive such termination and remain as "Incorporated Provisions" under the Master Lease.

     2. Schedules. The Schedules and each of them are hereby modified to provide that the notice provisions in the following sections: 11 -- Return of Equipment, 12 -- Renewal and 13 -- Purchase Option, relating to notice required from Lessee to Lessor under each of the aforesaid sections is amended from 180 days to 120 days.
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     3. Capitalized Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning as set forth in the Master Lease or the Schedules.

     4. Acknowledgment. Lessor and Lessee hereby acknowledge and agree that except as specifically provided for in this Addendum, the Master Lease and the Schedules remain unchanged and in full force and effect.

     WITNESS the due execution hereof by the duly authorized representative of the parties hereto as of the date and year first above written.


ATTEST/WITNESS                                   PNC LEASING CORP -- Lessor


By:     [ILLEGIBLE]                      By:     [ILLEGIBLE]
        ------------------------                 -------------------------
Title:  Vice President                   Title:  Vice Pres.
        ------------------------                 -------------------------



ATTEST/WITNESS                          RMH TELESERVICES, INC. -- Lessee


By:    [ILLEGIBLE]                      By:    [ILLEGIBLE]
       -----------------                       -------------------
                                               EVP, CFO